

Patented Stem Cell Therapeutics

Q THERAPEUTICS

A wholly-owned subsidiary of Q Holdings, Inc

First-in-Class Treatments for Neuro-Degenerative Diseases

BioTech Showcase
San Francisco
Jan 10, 2012

Forward-Looking Statements

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS. A number of statements being made today will be forward-looking in nature. Such statements are only predictions, and actual events or results may differ materially as a result of risks we face, including those discussed in our SEC filings. We encourage you to review the summary of these risks contained in our most recently filed SEC filings, which can be obtained at www.sec.gov. The Company does not assume any obligation to revise or update these forward-looking statements to reflect subsequent events or circumstances.

Information conveyed to the public today contains "forward looking statements" within the meaning of Section 27A of the Securities Exchange Act of 1933 and Section 21B of the Securities Exchange Act of 1934. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, goals, assumptions or future events or performance are not statements of historical fact may be forward looking statements. Forward looking statements are based on expectations, estimates, and projections at the time the statements are made that involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated. Forward looking statements in this action may be identified through use of words such as projects, "foresee," "expects," "will," "anticipates," "estimates," "believes," "understands," or that by statements indicating certain actions may, "could," or "might" occur. Please understand there is no guarantee past performance will be indicative of future results.

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Q Therapeutics - Summary

- Neural glial cells to treat disorders of CNS
  - Major unmet need – $ multi-billion market
  - Initial indication: ALS (Lou Gehrig's disease)
  - Later: Multiple Sclerosis, Spinal Cord Injury, Stroke, Parkinson's and Alzheimer's Diseases
- Strong patent position
  - 14 issued patents (11 US), 12 pending
  - Strong entry barrier for competitors
- Public Company as of October 2011
  - Teva was lead investor of $3.8 million PIPE financing
- Targeting IND end of 2012, clinical trials 2013
  - Phase 1/2a trial in ALS patients; Johns Hopkins University PI

Management & Advisors

Deborah A. Eppstein, PhD President and CEO	30 yrs experience pharma, biotech entrepreneur
Steven J. Borst, CFO & VP Corporate Development	26 yrs experience venture capital and healthcare entrepreneur
James Campanelli, PhD Sr. Director R&D	24 yrs experience neurobiology R&D, Stanford, GE Healthcare
Selected Clinical /Scientific Collaborators/Founders & Advisors	
Nicholas Maragakis, MD	Johns Hopkins, Packard Center (ALS)
Douglas Kerr, MD, PhD	Medical Director, Biogen-Idec (ALS, MS & TM)
Itzhak Fischer, PhD	Drexel University (Spinal Cord Injury)
Mahendra Rao, MD, PhD	Director, NIH Center for Regenerative Medicine
Peter Barton Hutt, Esq.	Director & Former Chief Counsel FDA
Peter Grebow, PhD	Director & Former Exec VP, Cephalon Ventures

Problem & Opportunity

- **Vision** –To improve the life of millions suffering from neurodegenerative diseases
  - ALS (Lou Gehrig's disease)
  - Multiple sclerosis
  - Spinal cord injury
  - Future development activities will target stroke, Parkinson's and Alzheimer's diseases
- **Opportunity –** Exceeds $1 Billion
  - No cures or effective treatments to repair damage inflicted by these devastating diseases

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Solution

- **Q-Cells®:** Human glial restricted progenitor cells
  - Lineage restricted, more focused than stem cells – only produce target support cells of brain and spinal cord (CNS)
  - Proven support and repair mechanisms of brain and spinal cord
  - 'Mini-factories' - act at site of injury - provide multi-faceted actions that cannot be achieved with other drugs
  - Strong patent protection, barrier to others
    - 14 issued patents (11 U.S., 1 Japan, Canada, Israel)
    - 12 pending patents (U.S., Intl)
    - Patent protection to at least 2030

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What Q-Cells® Do
Repair and maintain neurons of CNS
Neurons
"Transmission lines" of nervous system
(very difficult to replace)
Astrocytes provide growth factors, toxin removal
Oligodendrocytes (insulation)
Neuron
Glia
Glial cells
(Astrocytes and Oligodendrocytes)
- Majority of cells in CNS
- Essential support of neurons
- Astrocytes provide neuroprotection:
Growth factors
Trophic support
Toxin removal
- Oligos provide insulation around "transmission lines"
Restore & maintain nerve health
Current drugs cannot do this!
Q-Cells
Neuron health and function in CNS
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7


Q-Cells®
Remyelination and neuroprotection
Patents on multiple cell types of CNS
Pluripotent Stem Cells
Adult Stem Cells*
Progenitor Cells
NEP or NSC
(CNS stem cell)
NRP
Neurons
GRP
APC
OPC
Astrocytes
ALS, Parkinson's, Alzheimer's
stroke, spinal cord injury,
support for remyelination,
drug discovery
Oligodendrocytes
MS, TM, spinal cord injury
stroke, cerebral palsy,
drug discovery
1st Product
Q-Cells®
are Glial Restricted Progenitor Cells (GRPs)
*all tissue sources excluding ESC
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8

Q-Cells® Differentiate In Vivo

Produce both types of desired glial cells

Astrocytes (GFAP)


100 µm
Striatum
CC

Oligodendrocytes (MBP)

Robust myelination by Q-Cells®

No human neurons detected (undesired phenotype)

Shiverer mouse model

Efficacy of Q-Cells® in Animal Models

Myelination

Q-Cells® distribution, myelination and efficacy

Red:
HuGRPs

Green:
Myelin from implanted HuGRPs



A
B

- 1 year post transplant of HuGRPs into shiv/rag2 mouse brain[1]
- Comparable studies with Q-Cells®: 86% long-term survival vs 0% for untreated[2]
- Demonstrates functional efficacy of Q-Cells in myelination deficiency

[1]Windrem et al Cell Stem Cell 2, 553-565 (2008)
[2]Walczak, et al Unpublished (2011)

Spinal Cord Injury Model

Benefits of Q-Cell transplantation

Amelioration of cyst formation



A Nissl/Myelin staining
Control
B Volume of cysts within the lesion

Amelioration of glial scar formation



Amelioration of bladder dysfunction

Fischer lab, Drexel University
J Neurotrauma. 2011 Mar 24

Neuroprotection – ALS (Lou Gehrig's)
First clinical target

- Large unmet need, no effective treatment
  - 5600 new patients/yr in U.S. (comparable to MS)
  - Patients usually die 2-5 yrs after diagnosis (respiratory failure)
  - One of every 800 deaths in U.S. is due to ALS
- Diseased non-neuronal cells (astrocytes) contribute to motor neuron death
  - Altered physiology of diseased astrocytes enhances motor neuron death
  - Goal: astrocytic replacement by Q-Cells to provide neuroprotection of existing neurons

Animal Efficacy Data - ALS Model

Collaboration with Nicholas Maragakis, MD, Johns Hopkins

Rat homolog of Q-Cells transplanted into $SOD1^{G93A}$ rat ALS model, after disease onset

Enhanced survival and motor function score

Survival after onset of Disease


d
GRPs
Media
GRP
Dead Cells
1.0
0.8
0.6
0.4
0.2
0.0
0
5
10
15
20
25
30
Survival (Days post-disease onset)

Motor Score


Media
Dead Cells
GRPs
Motor Score
5
4
3
2
1
0
0
5
10
15
20
25
30
Days Post-onset

Lepore et al, *Nature Neuroscience Nov 2008*

Advantages of Q-Cells®

- **Safety**
  - Normal cell product in native environment (no manipulation of cells)
  - No unwanted neurons produced
  - Local treatment (cells remain in CNS)
  - Injection site - fewer injection sites projected due to migration and expansion of Q-Cells in CNS
- **Efficacy – neuroportection and myelination**
  - Q-Cells produce both types of desired glial cells - astrocytes and oligodendrocytes
  - Normal cell functions - restore neuron function, prevent neuron death
  - Widespread distribution in CNS – more cells at more target sites
  - Multiple mechanisms from one product – wide range of disease targets
- **Manufacturing**
  - Cost-effective (no manipulation, limited expansion)
- **Patents**
  - Patents encompass cell type, source, manufacture, and use (until 2030)

Preclinical data

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Clinical Trial Plans

- ALS
  - Phase 1/2a clinical trials
    - 12 ALS patients
    - Local injection into spinal cord: dose escalation
    - Safety measures - primary endpoint
    - Measures of efficacy - secondary endpoints
  - Phase 2/3 trial
- Subsequent indications: demyelinating diseases
  - Transverse myelitis, multiple sclerosis
  - Focal spinal cord lesions causing major motor disability

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Q-Cells® - Risk Mitigation

- Localized therapy
  - Cells remain in CNS, no systemic distribution
  - No 'surprises' in clinical trials anticipated from systemic differences between animals and humans
  - No toxicities observed to date in over 200 study animals covering 3 different disease models: ALS, MS, SCI
- Normal cell product in native environment
- Normal support functions
  - Restores/maintains function of neurons
- Multiple mechanisms with same product
  - Leverages development costs across many indications

Product Pipeline

Discovery | Lead Optimization | Manufacturing | Preclinical | IND | Phase 1

Q-Cells® - ALS (orphan disease)

Q-Cells® - Multiple Sclerosis, TM (orphan disease)

Q-Cells® - Spinal Cord Injury (orphan disease)

Astrocyte Product*

Multiple Shots on Goal

*ALS, Parkinson's, Alzheimers, drug screening

Competitive Landscape

Company	Initial Disease Targets	Therapeutic Approach	Status	Ownership
Q Thera	ALS MS	Glial Restricted Precursors (Q-Cells®)	Preclinical	Public
Neuralstem	ALS Spinal Ischemia	Neural Stem Cells	Phase 1 Preclinical	Public
StemCells	Batten Disease Spinal Cord Injury	Neural Stem Cells	Phase 1b (stopped) Phase 1	Public
Geron	Spinal Cord Injury	Oligodendrocyte Progenitors (ESC)	Phase 1 (stopped)	Public
California Stem Cells	SMA ALS	Motor Neurons (ESC)	Preclinical	Private

Q Therapeutics 19

Market Opportunity for Q-Cells®

$ Multi-Billion Potential

	Disease	U.S. Market Potential*	WW Market Potential*
Orphan Diseases	ALS	$600 MM	>$1 BB
Orphan Diseases	Transverse Myelitis	$ 250 MM	$500 MM
Orphan Diseases	Spinal Cord Injury	$700 MM	> $1 BB
	Multiple Sclerosis	$2 BB	$4 BB
	Parkinson's Disease	$3 BB	$>6 BB

Additional markets in stroke, Alzheimer's

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Expected Near-Term Milestones

- File S-1 registration statement
  - Once effective, trading begins (est mid 2012)
- File IND with FDA for clinical trials in ALS
  - Pre IND meeting Jan 2012
  - Submit IND in Q4 2012 for Phase 1/2a trial in ALS
- Initial human data – Q-Cells® in ALS
  - Initial safety data in patients anticipated in 2013; primary Phase 1/2a endpoint
  - Initial efficacy measures ~2014; secondary endpoint

Q Therapeutics Summary

- Capable and experienced team
  - Supported by leading experts in the field
  - Highly committed to making products and company a success
- Best-in-class platform product potential
  - Leverages normal function of native cells in healthy CNS
  - Safety & efficacy demonstrated in debilitating disease models
  - Many indications – multiple shots on goal
  - Clear path forward –builds on experience of others in regulatory and clinical areas
  - Changes medical approach to large unmet clinical needs
- Strong patent position
- Strategic investor
  - Public company Oct 2011

For More Information

CEO
Deborah Eppstein, PhD
801 556 5004
deppstein@qthera.com

CFO
Steven Borst
801 520 0662
sborst@qthera.com

www.QTHERA.com

www.SEC.gov
for Q Holdings' SEC filings